UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 25, 2025
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KULICKE AND SOFFA INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)
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Pennsylvania	000-00121	23-1498399
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

 23A Serangoon North Avenue 5, #01-01, Singapore 554369
1005 Virginia Dr., Fort Washington, PA 19034
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (215) 784-6000
N/A
(Former Name or Former Address, if Changed Since Last Report)
____________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Without Par Value	KLIC	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.05     Cost Associated with Exit or Disposal Activities.
On March 25, 2025, the Board of Directors of Kulicke and Soffa Industries, Inc. (the "Company") approved a strategic plan related to the cessation of its Electronics Assembly ("EA") equipment business. The plan includes an intention to wind down the EA equipment business in an effort to prioritize core semiconductor assembly business opportunities and enhance overall through-cycle financial performance. The cessation of the EA equipment business is subject to a consultation process with the applicable works council and union representatives, which the Company intends to initiate in its third fiscal quarter of 2025.
Components of the EA equipment business, and its associated aftermarket parts and services, are disclosed within the Company’s "All Others" and "Aftermarket Product and Services (APS)" reportable segment respectively.
The decision follows a comprehensive business evaluation of the financial performance and pace of new product development of the EA equipment business. As a result of this intended cessation of business, the Company expects to incur total pre-tax charges, including impairments, in the range of $86 million and $100 million. These charges include:
•Pre-tax cash expenditures of: (i) between approximately $11 million and $13 million of severance and other employee-related costs, (ii) between approximately $12 million and $15 million of contract termination charges, and (iii) between approximately $1 million and $3 million of other associated costs.
•Pre-tax non-cash impairment charges of: (i) approximately $34 million of impairment charges relating to goodwill and intangible assets, (ii) between approximately $25 million and $30 million of inventory write-down charges, and (iii) between approximately $3 million and $5 million of impairment charges relating to long-lived assets.
The Company expects to complete the majority of the wind down activities related to the EA equipment business in the first half of fiscal 2026, after which there will be some service support activities to serve out the remaining customer obligations. The Company plans to recognize the non-cash inventory write-down charges and goodwill, intangible assets and long-lived assets impairment charges in its second fiscal quarter of 2025, with the remaining cash expenditures to be recognized over the course of its fiscal year 2025 and first half of fiscal year 2026.
Subject to local regulatory approval, the EA equipment business is anticipated to wind down over the coming 12 months. The Company will continue to focus its development resources on other growth-centric opportunities supporting technology changes within the Thermo-compression, Vertical Fan-Out, Automotive and Advanced Dispense markets.
The estimates of the charges and costs that the Company expects to incur, and the timing thereof, are subject to a number of assumptions, including the outcome of negotiations with the works council, and actual results may differ materially from those described above. In addition, the Company may incur other charges or cash expenditures not currently contemplated due to unanticipated events that may occur as a result of or in connection with the approved business cessation plan.

Item 2.06     Material Impairments.
The information set forth above under Item 2.05 is incorporated into this Item 2.06 by reference.

Item 7.01     Regulation FD Disclosure.
Once the EA equipment business cessation is fully implemented, the Company anticipates the following changes to its long-term financial model on a fiscal year basis: (i) approximately $25 million to $29 million reduction in revenue, (ii) approximately $7 million to $11 million reduction in gross profit, and (iii) approximately $24 million to $28 million reduction in operating expenses.
Additional information regarding the near-term business outlook will be shared on the Company's second fiscal quarter earnings call.
The information furnished in this Item 7.01 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the rules and regulations of the Securities and Exchange Commission thereunder, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing or document.

Cautionary Note Regarding Forward-Looking Statements
This Current Report on Form 8-K “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995 regarding expectations about the Company's intended cessation of its EA equipment business, including expected costs and timing, expected employment changes, future cost reductions and savings. Additionally, there are forward-looking statements about other expected efficiencies. While these forward-looking statements represent our judgments and future expectations, a number of risks, uncertainties and other important factors could cause actual developments and results to differ materially from our expectations. These factors include, but are not limited to, failure to achieve expected organizational efficiencies; unexpected additional hiring or expenses that may be required to reduce organizational efficiencies; failures, delays or other problems arising from the negotiations with the applicable works council or trade unions; failures, delays or other problems arising from regulatory or judicial review of the activities concerning the Company's intended cessation of its EA equipment business; the persistent macroeconomic headwinds on our business, actual or potential inflationary pressures, interest rate and risk premium adjustments, falling customer sentiment, or economic recession caused directly or indirectly by geopolitical tensions; our ability to develop, manufacture and gain market acceptance of new products, our ability to operate our business in accordance with our business plan and the other factors listed or discussed in our Annual Report on Form 10-K for the fiscal year ended September 28, 2024, filed on November 14, 2024, and our other filings with the Securities and Exchange Commission. Kulicke and Soffa Industries, Inc. is under no obligation to (and expressly disclaims any obligation to) update or alter its forward-looking statements whether as a result of new information, future events or otherwise, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KULICKE AND SOFFA INDUSTRIES, INC.

Date: March 31, 2025	By:	/s/ LESTER WONG
	Name:	Lester Wong
	Title:	Executive Vice President and Chief Financial Officer (principal financial officer and principal accounting officer)